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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 17, 2000
                                                         ----------------

                                    HEI, INC.
                                    ---------
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                                    ---------
                 (State or Other Jurisdiction of Incorporation)



        0-10078                                           41-0944876
        -------                                           ----------
(Commission File Number)                    (IRS Employer Identification No.)



1495 STEIGER LAKE LANE, VICTORIA, MINNESOTA                   55386
-------------------------------------------                   -----
(Address of Principal Executive Offices)                  (Zip Code)


                                  952-443-2500
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.           OTHER EVENTS.

         HEI, Inc. issued a press release stating that it no longer intends to commence an exchange offer for Colorado MEDtech, Inc. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1     Press release, dated October 17, 2000.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.


Dated:   October 19, 2000
                                              HEI, INC.


                                              By /s/ Anthony J. Fant
                                                 -----------------------
                                                 Anthony J. Fant
                                                   Chairman and
                                                   Chief Executive Officer



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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
----------        -----------
99.1              Press release, dated October 17, 2000




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